                                                                    EXHIBIT 99.2

                            Gaylord Entertainment Co.

                               Analyst Conference

                              February 19-20, 2002

                    Gaylord Palms Resort & Convention Center


                                                                    [GAYLORD
                                                                  ENTERTAINMENT
                                                                      LOGO]



                                    Slide 1

The information contained in this slide presentation is summary information that is intended to be considered in the context of Gaylord Entertainment's SEC filings and other public announcements it makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this slide presentation, although it may do so from time to time as management believes is warranted. Any such updating may be made through the filing of reports or documents with the SEC, through press releases or through other public disclosure.

This slide presentation contains statements as to the Company's beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the timing of the opening of new hotel facilities, costs associated with developing new hotel facilities, business levels at the Company's hotels, the ability to successfully complete potential divestitures, and the ability to consummate the financing for new developments. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the Securities and Exchange Commission. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.


                                                                    [GAYLORD
                                                                  ENTERTAINMENT
                                                                      LOGO]


                                    Slide 2

                          Collapsed Divisional Overhead


-    Divisional structure was removed

-    Reorganized Hotels, Attractions and MM&E units to create one strategy group

-    Initial annual cost savings of approximately $8 M



July     August  September   October    November    December    January   February
2001      2001     2001        2001       2001        2001        2002      2002


                                                                    [GAYLORD
                                                                  ENTERTAINMENT
                                                                      LOGO]


                                    Slide 3

                            New Corporate HR Policies


-    Conducted market research leading to:

     -    Health & welfare improvements

     -    401k improvements

-    Implemented consistent grading and titles

-    Tied bonus to Company profitability

-    Developed long term compensation program



July     August  September   October    November    December    January   February
2001      2001     2001        2001       2001        2001        2002      2002

                                                                    [GAYLORD
                                                                  ENTERTAINMENT
                                                                      LOGO]


                                    Slide 4

                             Compensation Philosophy


-    Externally competitive and internally equitable

- Short-term incentive compensation will be tied to individual and organizational performance with increased rewards for outstanding individual performance

- Long-term compensation will provide substantial earnings opportunities for achieving long-term goals

- The combination of long-term and annual compensation should result in total compensation that is above average for the industry provided superior long-term performance is achieved


                                                                    [GAYLORD
                                                                  ENTERTAINMENT
                                                                      LOGO]


                                    Slide 5

                         New Corporate Finance Policies

-    Signature authorization

-    Capital policy

     -    12% return target on all new investments



July     August  September   October    November    December    January   February
2001      2001     2001        2001       2001        2001        2002      2002


                                                                    [GAYLORD
                                                                  ENTERTAINMENT
                                                                      LOGO]


                                    Slide 6

                           Non-core Assets Identified


                           [NASHVILLE PREDATORS LOGO]

                               [OPRY MILLS LOGO]

                              [GET MANAGEMENT LOGO]

                            [BASS PRO SHOPS LOGO]

                 [COUNTRY MUSIC TELEVISION INTERNATIONAL LOGO]

                           [WORLD ENTERTAINMENT LOGO]


                                                                    [GAYLORD
                                                                  ENTERTAINMENT
                                                                      LOGO]


                                    Slide 7

Non-Core Assets

DISPOSED

  -  Gaylord Digital
  -  Word
  -  CMTI
  -  Pandora Films
  -  Z Music
  -  Gaylord Studios
  -  GET Event TV
  -  Sports Group
  -  GET Productions
  -  GET Management
  -  MM&E Admin


 TO BE DISPOSED

    -  Minority interest in Predators
    -  Minority interest in Opry Mills    Collectively,
    -  OKC Redhawks                      these four are
    -  Real Estate                        $300 - $400M
                                            in Value
 TO BE DETERMINED

    -  Acuff-Rose
    -  Minority interest in Bass Pro Shops



                                                                      [GAYLORD
                                                                   ENTERTAINMENT
                                                                        LOGO]

                                    Slide 8

                            Remaining Non-Core Assets


-    Acuff-Rose

     -    Music publishing business

     -    Catalogue of 55,000 songs

          -    Including Hank Williams Sr., Roy Orbison, and Patsy Cline

     -    Staff of 22 writers





                                                                      [GAYLORD
                                                                   ENTERTAINMENT
                                                                        LOGO]


                                    Slide 9

                            Remaining Non-Core Assets

-    Bass Pro Shops

     -    Category killer in sporting goods and outdoor recreation

     -    Strong growth trajectory

     -    Solid same store sales


                                                                      [GAYLORD
                                                                   ENTERTAINMENT
                                                                        LOGO]


                                    Slide 10

Re-branding of Hotels

-    Extensive research told us ...

     -    Opryland has great recognition with customers that have experienced it

     -    Non-users are not compelled to visit

     -    Gaylord name better aligned with hotel's image

          -    Upscale

          -    High quality

          -    Destination within a destination


July     August  September   October    November    December    January   February
2001      2001     2001        2001       2001        2001        2002      2002


                                                                    [GAYLORD
                                                                  ENTERTAINMENT
                                                                      LOGO]



                                    Slide 11

Re-branding of Hotels


                          [GAYLORD OPRYLAND (TM) LOGO]
                                     ------
                           RESORT & CONVENTION CENTER
                                    NASHVILLE




                            [GAYLORD PALMS(TM) LOGO]
                                      -----
                           RESORT & CONVENTION CENTER
                                     Florida



                           [GAYLORD OPRYLAND(TM) LOGO]
                                     ------
                           RESORT & CONVENTION CENTER
                                      Texas



                                    Slide 12

Gaylord Texas

-        Project slowed post 9/11

-        Slowdown gave us opportunity to

         -        Review design

         -        Re-bid contracts

         -        Evaluate financing opportunities

-        $55M spend in 2002

-        $240M spend in 2003

-        Open by June 2004


July     August  September   October    November    December    January   February
2001      2001     2001        2001       2001        2001        2002      2002




                                    Slide 13

The Future Gaylord

-    Hospitality

     -    Be the premier brand in the resort convention center sector

-    Opry/WSM Enterprises

     - Extend Opry brand and WSM distribution to provide premier country music content and entertainment


                                                                    [GAYLORD
                                                                  ENTERTAINMENT
                                                                      LOGO]


                                    Slide 14

Core of Hospitality Strategy

-    Loyalty

     -    Build loyalty among meeting planners

-    Service

     -    Provide exceptional service

     -    Offer value added services such as CorporateMagic

-    Distribution and Product

     -    Create convention & exhibition oriented chain


                                                                    [GAYLORD
                                                                  ENTERTAINMENT
                                                                      LOGO]


                                    Slide 15

Hospitality Strategy

Segment                      Convention &
                              Exhibition


                           Meeting Planners           Loyalty

                           Their Customers            Service

                           Transient Leisure


  Gaylord        Gaylord Palms       Gaylord         Other          Distribution
 Nashville          Florida           Texas       Development

Attractions

                                                                     [GAYLORD
                                                                  ENTERTAINMENT
                                                                      LOGO]


                                    Slide 16

Loyalty


-    Strategy is to build Meeting Planner relationships through ...

     -    Events: PCMA

     -    Understanding Needs

          -    Focus Groups

          -    Database Tracking

     -    VIP Marketing Strategy


                                                                     [GAYLORD
                                                                   ENTERTAINMENT
                                                                       LOGO]


                                    Slide 17

Product

-    "Under One Roof"

-    Unsurpassed meeting, convention & exhibition space

-    Innovative regional dining options

-    World class golf & spa facilities

-    Exciting on-site entertainment venues


                                                                     [GAYLORD
                                                                   ENTERTAINMENT
                                                                       LOGO]


                                    Slide 18

Media Content Strategy



                                 WSM(AM)               Opry         Hee Haw            Library

                  Satellite Radio    Terrestrial Radio     Internet      Retail/Wholesale     Exportation        Television

                                                                                                                     TV
                                                                                                                 Production
                                                                                                                 -----------
                                                              WSM                                                   Cable
                                                             Radio                                                 Network
                                           Opry            ---------                             Opry            -----------
                                        Syndication           Opry                               Tour              Lifestyle
                                        -----------        Broadcast                            Product            Channel
                  Opry                     WSM             ---------        Licensing          ---------         -----------
                  ----                    Radio            Customer         ---------            WSM             Syndication
                  WSM                   (limited)          Database         Internet           Festivals             Deal
-----------------------------------------------------------------------------------------------------------------------------------
  Sources         - Fee                 - Ads              - Retail         - Toys            - Sponsorship      - Ads
of Revenues       - Ads                 - Sponsorship      - Banner ads     - Apparel         - Concert          - Retail
                                                                            - Other             Promotion
                                                                                              - Attendance to
                                                                                                fairs

-----------------------------------------------------------------------------------------------------------------------------------
Impediments       - Programming need    - Programming      - None                             - None             - Type of
                  - Financial deal        format                                                                   production
                  - Review viability                                                                             - Investment
                    of partner                                                                                     required
                                                                                                                 - Network strategy



                                    Slide 19

Gaylord Hotels - Group Focus


                               Customer Breakdown

                                     [CHART]

                                    Transient
                                       18%

                                      Group
                                       82%




                            Group Customer Breakdown

                                     [CHART]

                                      SMERF
                                       15%

                                   Association
                                       33%

                                    Corporate
                                       52%


                                                                     [GAYLORD
                                                                   ENTERTAINMENT
                                                                       LOGO]


                                    Slide 20

                          Large Groups Drive Occupancy
                                    Year 2000

                  Comparison of Group Size to Hotel Occupancy


                                     [CHART]

                800+    200-800    10-200
% of Rooms      66%       23%        11%

# of Groups     71       104        671


                                                                     [GAYLORD
                                                                   ENTERTAINMENT
                                                                       LOGO]


                                    Slide 21

Occupancy - Known and Predictable

-    Assume occupancy = 75% in a given year

     -    50% pre-booked before the year begins

     -    10% group booked in the year for the year

     -    15% transient

-    High visibility on occupancy

-    Opportunity to manage yield


                                                                     [GAYLORD
                                                                   ENTERTAINMENT
                                                                       LOGO]


                                    Slide 22

The Group Meeting Market


Convention/Meeting/Exhibition Market

                                    [CHART]

         Association            Corporate          Incentive
          Meetings               Meetings           Travel
         -----------            ---------          ---------
             54%                   38%                8%


     -    Total market size estimated at $122 billion

Source: Successful Meetings - State of the Industry 2001 Report


                                                                     [GAYLORD
                                                                   ENTERTAINMENT
                                                                       LOGO]


                                    Slide 23

Corporate and Association Meetings


Corporate & Association Meetings Statistics


                                    [CHART]

            Other                 Conference         Convention
          Facilities               Centers            Centers         Hotels
          ----------              ----------         ----------       ------
             15%                      8%                 38%           39%


          - Gaylord Hotels product is designed to attract business that goes to Hotels & Convention Centers, an $86 Billion market.


Source: Successful Meetings - State of the Industry 2001 Report


                                                                     [GAYLORD
                                                                   ENTERTAINMENT
                                                                       LOGO]

                                    Slide 24

GET CONSOLIDATED

NET REVENUE(*)


                                    [CHART]

                         2000      2001      2002      2003
                         ----      ----      ----      ----
Gaylord Media              6.2       6.4       6.5       6.8
Gaylord Attractions       63.2      65.9      66.7      79.9
Gaylord Hotels           237.3     228.7     361.9     397.4


                                           26% CAGR

                        $334.6    $324.1     479.7    $523.6


(*) From continuing operations                 In millions ($000,000)


                                                                     [GAYLORD
                                                                   ENTERTAINMENT
                                                                       LOGO]


                                    Slide 25

GET Consolidated
EBITDA*


                                     [CHART]

                         2000     2001      2002     2003
                         ----     ----      ----     ----
Gaylord Media           (21.9)     4.2       3.5       4.1
Gaylord Corporate       (29.2)   (31.1)    (29.4)    (28.3)
Gaylord Attractions      (1.6)     3.4       6.1       8.8
Gaylord Hotels           74.9     59.6      93.5       112



                                             63% CAGR

                        $21.1   $36.1    $73.6    $96.4

                                      In Millions ($000,000)

*From continuing operations. EBITDA is before pre-opening & non-cash expenses.

                                                                     [GAYLORD
                                                                   ENTERTAINMENT
                                                                       LOGO]


                                    Slide 26

GET Consolidated
EPS

                                    [CHART]

                 2000      2001     2002     2003
                 ----      ----     ----     ----
EPS             (4.60)    (1.42)   (1.37)   (0.76)

                                                                     [GAYLORD
                                                                   ENTERTAINMENT
                                                                       LOGO]


                                    Slide 27

GET Consolidated
Cash EPS*



                                    [CHART]


                 2000     2001     2002     2003
Cash EPS        $0.24    $0.52    $1.58    $1.74

* From continuing operations

     Cash EPS defined as EBITDA less net cash interest expense

                                                                     [GAYLORD
                                                                   ENTERTAINMENT
                                                                       LOGO]

                                    Slide 28

Income Statement/
Balance Sheet complexity


-    Secured forward exchange contract

     -    $26.8 million non-cash interest expense annually

-    Capitalized interest

-    Straight-line accounting treatment

     -    Ground lease payment $6.7 million

     -    Naming rights agreement $1.0 million



                                                                     [GAYLORD
                                                                   ENTERTAINMENT
                                                                       LOGO]



                                    Slide 29

Secured Forward Exchange
Contract ("SAILS")

-    Seven year forward sale of Viacom Class-B stock - maturity May 22, 2007

-    Pre-paid loan secured by Viacom stock; stock value hedged with derivatives

-    10.9 million shares monetized at $56.0448

-    May settle contract with Viacom stock or cash at maturity

-    At maturity:

     VIACOM CLASS-B                               EFFECT
         PRICE
     ---------------------------------------------------------------------
     Below $56.0448       - Gaylord surrenders stock or $613 M cash
                          - No downside

     Between $56.0448     - Gaylord retains upside in stock up to $75.0665
     and $75.6605

     Above $75.6605       - Same as above except Gaylord retains 25.93%
                            upside above $75.6605


                                                                     [GAYLORD
                                                                   ENTERTAINMENT
                                                                       LOGO]


                                    Slide 30

                           SAILS Accounting Treatment

         BALANCE SHEET                  INCOME STATEMENT
         -------------                  ----------------
- Market-to-Market                  - Gain or loss on Viacom
  Viacom Investment                   stock investment flows
                                      through P/L
- Market-to-Market put
  option asset, call                - Gain or loss on
  option liability                    derivatives contracts
                                      flow through P/L
- $613 million liability =
  secured forward                   - Amortize deferred
  exchange contract                   financing cost through
                                      interest expense $26.8
- Long-term asset:                    million per annum
  deferred financing cost

  * Pre-paid, hedged liability        * All non-operating,
                                        non-cash items


                                                                     [GAYLORD
                                                                   ENTERTAINMENT
                                                                       LOGO]


                                    Slide 31

Pre-Bookings - A Critical Element

                           2002       2003      2004
                           ----       ----      ----
Gaylord Opryland           49.0%      41.7%    34.0%

Gaylord Palms              55.0%      50.0%    36.1%


                                                                     [GAYLORD
                                                                   ENTERTAINMENT
                                                                       LOGO]

                                    Slide 32

Pre-booking and Projected Occupancy


                                      2002           2003        2004
                                      ----           ----        ----
GAYLORD OPRYLAND

Pre-booked Prior to '02               49.0%          41.7%       34.0%
2002 Booking                           9.0%           9.5%       10.0%
2003 Booking                            --            9.0%        9.5%
2004 Booking                            --             --         9.0%
    Total Group Occupancy             58.0%          60.2%       62.5%
    Transient                         13.4%          12.8%       11.5%
        Total Occupancy               71.4%          73.0%       74.0%


                                       2002           2003        2004
                                       ----           ----        ----
GAYLORD PALMS

Pre-booked Prior to '02               55.0%          50.0%       36.1%
2002 Booking                          10.0%           6.0%       15.0%
2003 Booking                            --           10.0%        6.0%
2004 Booking                            --             --        10.0%
    Total Group Occupancy             65.0%          66.0%       67.1%
    Transient                          9.0%          10.0%       10.9%
        Total Occupancy               74.0%          76.0%       78.0%

                                                                     [GAYLORD
                                                                   ENTERTAINMENT
                                                                       LOGO]

                                    Slide 33

Key Operating Statistics - Guidelines

                          1Q            2Q           3Q           4Q             2002          2003
                          --            --           --           --             ----          ----
Gaylord Opryland

Occupancy                 63-65%        66-68%       72-74%       76-78%          69-71%         73%

ADR                     $   143      $    146     $    140     $    150        $    145        $150

RevPAR                  $ 90-93      $  96-99     $100-104     $114-117        $100-103        $109

Gaylord Palms

Occupancy                 68-70%        72-74%       75-78%       72-74%          72-74%         80%

ADR                     $   180      $    180     $    160     $    190        $    180        $200


RevPAR                  $122-126     $129-133     $120-125     $136-140        $130-133        $160


                                                                      [GAYLORD
                                                                   ENTERTAINMENT
                                                                        LOGO]


                                    Slide 34

Hotel Economics - 2002 E

                         Gaylord                       Gaylord
                          Palms                        Opryland
                         -------                       --------
ADR                   $     179.33                 $      146.19
Occupancy                     74.2%                         71.4%
RevPAR                $     133.06                 $      104.44

Revenues
Rooms                   67,247,940     49.4%         110,206,064       50.4%
F&B                     47,980,318     35.3%          71,719,777       32.8%
Other                   20,852,369     15.3%          36,574,159       16.7%
                       -----------                   -----------
   Total Revenue       136,080,627                   218,500,000


Profit
Rooms                   50,013,792     74.4%          85,446,495       77.5%
F&B                     14,228,915     29.7%          19,530,534       27.2%
Other                    9,223,355     44.2%          10,652,357       29.1%
                       -----------                   -----------
                        73,466,062     54.0%         115,629,386       52.9%

EBITDA                  36,500,000     26.8%          55,000,000       25.2%

                                               Target is 30%


                                                                      [GAYLORD
                                                                   ENTERTAINMENT
                                                                        LOGO]


                                    Slide 35

                             Gaylord Hotels Segment

                        Net Revenue

                          [CHART]

                         2000    2001     2002      2003
                         ----    ----     ----      ----
Radisson Nashville        6.7     6.6       7.4      8.1
Opryland Texas            0.8     0.2         0        0
Palms Florida               0       0     136.1    151.5
Opryland Nashville      229.9     222     218.5    237.8

                            EBITDA
           (before Pre-opening, & non-cash expenses)

                            [CHART]

                         2000    2001     2002      2003
                         ----    ----     ----      ----
Radisson Nashville        2.1       2      2.1       2.3
Opryland Texas            0.8     0.2        0         0
Palms Florida               0       0     36.5      51.1
Opryland Nashville       72.6    57.4       55      66.6


                           EBITDA Margin

                             [CHART]

                         2000    2001     2002      2003
                         ----    ----     ----      ----
Opryland Nashville        32%     26%      25%       28%
Palms Florida                              27%       28%
Radisson Nashville        32%     30%      28%       29%

                                                                      [GAYLORD
                                                                   ENTERTAINMENT
                                                                        LOGO]


                                    Slide 36

                              Gaylord Attractions


                            Net Revenue

                             [CHART]

                      2000      2001     2002     2003
                      ----      ----     ----     ----
Other                 17.2      10.4     11.8     12.5
Corporate Magic       13.7      23.7     20.5       31
Wildhorse Nashville    8.1       7.5      8.1      8.8
General Jackson       12.2      10.8     11.8     12.2
Grand Ole Opry          12      13.4     14.5     15.4


                             EBITDA

                             [CHART]

                      2000      2001     2002     2003
                      ----      ----     ----     ----
Other                 (2.4)      0.9      0.7      1.1
Corporate Magic       (3.2)     (1.6)     0.1      1.5
Wildhorse Nashville    0.8       0.7      0.8      0.9
General Jackson        2.6       1.9      2.2      2.5
Grand Ole Opry         0.5       1.6      2.4      2.9


                         EBITDA Margin

                             [CHART]

                      2000      2001     2002     2003
                      ----      ----     ----     ----
Grand Ole Opry          4.5%    11.7%    16.5%    18.8%
General Jackson        21.7%    17.9%    18.7%    20.1%
Wildhorse Nashville    10.2%     8.8%     9.7%    10.2%
Corporate Magic       (23.4%)   (7.0)%    0.0%     5.0%
Other                 (14.0%)    9.0%     6.0%     9.0%


                                                                      [GAYLORD
                                                                   ENTERTAINMENT
                                                                        LOGO]

                                    Slide 37

                                 Media Segment

                           Revenue

                           [CHART]


                        2000    2001    2002    2003
                        ----    ----    ----    ----
Radio (WSM and WWTN)    11.8    10.6    12.7    13.7
Acuff-Rose Music        14.1    14.8    16      16.8

                             EBITDA

                             [CHART]

                        2000     2001     2002    2003
                        ----     ----     ----    ----
Radio (WSM and WWTN)     1.3      0.3        0     0.2
Acuff-Rose Music         3.6        4      3.6     3.9

                          EBITDA Margin

                              [CHART]

                        2000     2001     2002    2003
                        ----     ----     ----    ----
Acuff-Rose Music        25.7%    27.3%    22.7%   23.2%
Radio (WSM and WWTN)    11.0%     2.8%     0.0%    1.5%

In Millions ($000,000)
                                                                      [GAYLORD
                                                                   ENTERTAINMENT
                                                                        LOGO]


                                    Slide 38

GET Consolidated
Capital Expenditures


                             [CHART]


                         2001    2002     2003
                         ----    ----     ----
Gaylord Hotels          285.7      135    258.1
Gaylord Attractions       8.9      1.4      2.7
Gaylord Corporate         3.3     12.1     12.1
Gaylord Media               0      0.7      0.7


                       $276.4   $149.3   $273.6

In Millions ($000,000)
                                                                      [GAYLORD
                                                                   ENTERTAINMENT
                                                                        LOGO]


                                    Slide 39

GET Consolidated
Net Debt(*)

                             [CHART]

                 2000      2001     2002     2003
                 ----      ----     ----     ----
                $148.9    $396.4   $401.3   $596.4


In Millions ($000,000)

(*)Excluding secured forward exchange contract & asset sales


                                                                      [GAYLORD
                                                                   ENTERTAINMENT
                                                                        LOGO]


                                    Slide 40

Sensitivity Analysis
Credit Impact


         Debt/EBITDA

           [CHART]

        2002    2003
        5.4x    6.2x

       EBITDA/Interest

           [CHART]

        2002    2003
        3.3x    2.4x

                                Pre asset sales

                                                                      [GAYLORD
                                                                   ENTERTAINMENT
                                                                        LOGO]


                                    Slide 41

Sources of Capital

-    Operating cash flow
-    Sell non-core assets
-    Selectively monetize hotel real estate
-    Leverage


                                                                      [GAYLORD
                                                                   ENTERTAINMENT
                                                                        LOGO]


                                    Slide 42

In Summary

-    Built a solid platform for future growth

-    Own great, under-exploited brands/assets

-    Understand how to create value

-    Developing the culture to

                                                 Be A Shareholder Driven Company



                                                                      [GAYLORD
                                                                   ENTERTAINMENT
                                                                        LOGO]



                                    Slide 43